UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2004

Glenayre Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11360 Lakefield Drive, Duluth, Georgia		30097

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 770-283-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2004, Glenayre Technologies, Inc. (the “Company”) appointed Cliff O. Bickell to fill a vacancy on the Board of Directors. Mr. Bickell will serve on the Audit Committee and, as a Class III Director, his current term on the Board of Directors will expire at the Company’s 2005 Annual Meeting.

[The Company’s announcement is contained in a press release which is attached hereto as Exhibit 99.1 to this Current Report.]

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc
Dated: October 22, 2004	By:	/s/ Debra Ziola
		Name:	Debra Ziola
		Title:	Senior Vice President and Chief Financial Officer

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[SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: October 18, 2004	Commission File No: 0-15761

Glenayre Technologies, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Company’s News Release dated October 22, 2004.